EXHIBIT 99.1

WESTERN GAS ANNOUNCES
THIRD-QUARTER 2016 RESULTS

ANNOUNCES IMPROVED 2016 OUTLOOK

HOUSTON, November 1, 2016 – Western Gas Partners, LP (NYSE: WES) (“WES” or the “Partnership”) and Western Gas Equity Partners, LP (NYSE: WGP) (“WGP”) today announced third-quarter 2016 financial and operating results.
WESTERN GAS PARTNERS, LP
Net income (loss) available to limited partners for the third quarter of 2016 totaled $81.7 million, or $0.54 per common unit (diluted), with third-quarter 2016 Adjusted EBITDA(1) of $278.2 million and third-quarter 2016 Distributable cash flow(1) of $237.3 million.
WES previously declared a quarterly distribution of $0.845 per unit for the third quarter of 2016. This distribution represented a 2% increase over the prior quarter’s distribution and a 9% increase over the third-quarter 2015 distribution of $0.775 per unit. The third-quarter 2016 Coverage ratio(1) of 1.42 times was based on the quarterly distribution of $0.845 per unit and was calculated by dividing the quarter’s Distributable cash flow(1) by quarterly distributions declared payable to the general partner and common unitholders.
“The Partnership delivered yet another outstanding financial quarter highlighted by the resiliency of our asset portfolio. We continue to experience strong growth in the Delaware Basin with Ramsey IV successfully ramping to capacity during the quarter, and Ramsey V being placed into service last week,” said Chief Executive Officer, Don Sinclair. “Additionally, Ramsey II remains on schedule to return to service by the end of the year, and we have accelerated the scheduled start-up of Ramsey VI to the fourth quarter of 2017.”

(1) Please see the tables at the end of this release for a reconciliation of GAAP to non-GAAP measures and calculation of the Coverage ratio. Distributable cash flow for the quarter includes $13.7 million of business interruption insurance proceeds received during the quarter, and does not include any amounts related to WES’s anticipated range of $0 to $5 million in reimbursable amounts attributable to the quarter.

Total throughput attributable to WES for natural gas assets for the third quarter of 2016 averaged 4.1 Bcf/d, which was 5% above the prior quarter and remained constant compared to the third quarter of 2015(2). Total throughput for crude/NGL assets for the third quarter of 2016 averaged 185 MBbls/d, which was 1% below the prior quarter and 3% below the third quarter of 2015(2).
Capital expenditures attributable to WES, including equity investments but excluding acquisitions, totaled $114.4 million on a cash basis and $93.0 million on an accrual basis during the third quarter of 2016, with maintenance capital expenditures on a cash basis of $15.3 million, or 6% of Adjusted EBITDA(1). WES is adjusting its outlook ranges for full-year Adjusted EBITDA(1) and maintenance capital expenditures as a percentage of full-year Adjusted EBITDA(1) to $980 million to $1.0 billion(3) and 6% to 8%, respectively.
WESTERN GAS EQUITY PARTNERS, LP
WGP indirectly owns the entire general partner interest in WES, 100% of the incentive distribution rights in WES and 50,132,046 WES common units. Net income (loss) available to limited partners for the third quarter of 2016 totaled $91.4 million, or $0.42 per common unit (diluted).
WGP previously declared a quarterly distribution of $0.44750 per unit for the third quarter of 2016. This distribution represented a 3% increase over the prior quarter’s distribution and a 17% increase over the third-quarter 2015 distribution of $0.38125 per unit. WGP received distributions from WES of $98.7 million attributable to the third quarter and will pay $98.0 million in distributions for the same period. WGP expects full-year 2016 distribution growth to be 19%.

(1) Please see the tables at the end of this release for a reconciliation of GAAP to non-GAAP measures and calculation of the Coverage ratio.
(2) Financial and operational information for the third quarter of 2015 has been recast for the acquisition of Springfield.
(3) This press release contains forward-looking estimates of the range of Adjusted EBITDA projected to be generated by WES in its 2016 fiscal year. A reconciliation of the Adjusted EBITDA range to net cash provided by operating activities and net income is not provided because the items necessary to estimate such amounts are not reasonably accessible or estimable at this time.

CONFERENCE CALL TOMORROW AT 8 A.M. CDT
WES and WGP will host a joint conference call on Wednesday, November 2, 2016, at 8:00 a.m. Central Daylight Time (9:00 a.m. Eastern Daylight Time) to discuss third-quarter 2016 results. Individuals who would like to participate should dial 844-836-8745 (Domestic) or 412-317-5439 (International) approximately 15 minutes before the scheduled conference call time. Pre-registration is available through the investor relations page at www.westerngas.com. Pre-registrants will be issued a personal identification number to use when dialing in to the live conference call, which will enable the participant to bypass the operator and gain immediate access to the call. To access the live audio webcast of the conference call, please visit the investor relations section of the Partnership’s website at www.westerngas.com. A replay of the conference call will also be available on the website for two weeks following the call.
Western Gas Partners, LP (“WES”) is a growth-oriented Delaware master limited partnership formed by Anadarko Petroleum Corporation to acquire, own, develop and operate midstream energy assets. With midstream assets located in the Rocky Mountains, the Mid-Continent, North-central Pennsylvania and Texas, WES is engaged in the business of gathering, processing, compressing, treating and transporting natural gas, condensate, natural gas liquids and crude oil for Anadarko, as well as for other producers and customers.
Western Gas Equity Partners, LP (“WGP”) is a Delaware master limited partnership formed by Anadarko to own the following types of interests in WES: (i) the general partner interest and all of the incentive distribution rights in WES, both owned through WGP’s 100% ownership of WES’s general partner, and (ii) a significant limited partner interest in WES.

For more information about Western Gas Partners, LP and Western Gas Equity Partners, LP, please visit www.westerngas.com.

This news release contains forward-looking statements. Western Gas Partners and Western Gas Equity Partners believe that their expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this news release. These factors include the ability to meet financial guidance or distribution growth expectations; the ability to safely and efficiently operate WES’s assets; the ability to obtain new sources of natural gas supplies; the effect of fluctuations in commodity prices and the demand for natural gas and related products; the ability to meet projected in-service dates for capital growth projects; construction costs or capital expenditures exceeding estimated or budgeted costs or expenditures; and the other factors described in the “Risk Factors” sections of WES’s and WGP’s most recent Forms 10-K and Forms 10-Q filed with the Securities and Exchange Commission and in their other public filings and press releases. Western Gas Partners and Western Gas Equity Partners undertake no obligation to publicly update or revise any forward-looking statements.

# # #

WESTERN GAS CONTACT
Jonathon E. VandenBrand
Director, Investor Relations
jon.vandenbrand@anadarko.com
832.636.1007

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures

Below are reconciliations of (i) net income (loss) attributable to Western Gas Partners, LP (GAAP) to WES’s Distributable cash flow (non-GAAP), (ii) net income (loss) attributable to Western Gas Partners, LP (GAAP) and net cash provided by operating activities (GAAP) to Adjusted EBITDA attributable to Western Gas Partners, LP (“Adjusted EBITDA”) (non-GAAP), and (iii) operating income (loss) (GAAP) to Adjusted gross margin attributable to Western Gas Partners, LP (“Adjusted gross margin”) (non-GAAP), as required under Regulation G of the Securities Exchange Act of 1934. Management believes that WES’s Distributable cash flow, Adjusted EBITDA, Adjusted gross margin, and Coverage ratio are widely accepted financial indicators of WES’s financial performance compared to other publicly traded partnerships and are useful in assessing its ability to incur and service debt, fund capital expenditures and make distributions. Distributable cash flow, Adjusted EBITDA, Adjusted gross margin and Coverage ratio, as defined by WES, may not be comparable to similarly titled measures used by other companies. Therefore, WES’s Distributable cash flow, Adjusted EBITDA, Adjusted gross margin and Coverage ratio should be considered in conjunction with net income (loss) and other applicable performance measures, such as operating income (loss) or cash flows from operating activities.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Distributable Cash Flow

WES defines Distributable cash flow as Adjusted EBITDA, plus interest income and the net settlement amounts from the sale and/or purchase of natural gas, condensate and NGLs under WES’s commodity price swap agreements to the extent such amounts are not recognized as Adjusted EBITDA, less net cash paid (or to be paid) for interest expense (including amortization of deferred debt issuance costs originally paid in cash, offset by non-cash capitalized interest), maintenance capital expenditures, Series A Preferred unit distributions and income taxes.

	Three Months Ended September 30,			Nine Months Ended September 30,
thousands except Coverage ratio	2016		2015 (1)	2016		2015 (1)
Reconciliation of Net income (loss) attributable to Western Gas Partners, LP to Distributable cash flow and calculation of the Coverage ratio
Net income (loss) attributable to Western Gas Partners, LP	$167,746		$184,137	$448,327		$159,987
Add:
Distributions from equity investees	27,133		25,482	76,263		73,054
Non-cash equity-based compensation expense	1,469		1,148	4,018		3,423
Interest expense, net (non-cash settled) (2)	(1,173)		4,310	(12,097)		9,920
Income tax (benefit) expense	472		12,644	7,431		37,160
Depreciation and amortization (3)	66,589		66,714	197,678		202,945
Impairments	2,392		2,335	11,313		276,579
Above-market component of swap extensions with Anadarko	18,417		7,916	34,782		7,916
Other expense (3)	40		—	96		—
Less:
Gain (loss) on divestiture and other, net	(6,230)		77,254	(8,769)		77,248
Equity income, net – affiliates	20,294		21,976	56,801		59,137
Cash paid for maintenance capital expenditures (3)	15,306		14,704	55,288		40,809
Capitalized interest	1,343		1,039	4,674		6,826
Cash paid for (reimbursement of) income taxes	—		—	67		(138)
Series A Preferred unit distributions	14,907		—	30,876		—
Other income (3)	150		82	272		219
Distributable cash flow	$237,315		$189,631	$628,602		$586,883
Distributions declared (4)
Limited partners – common units	$110,418			$325,369
General partner	56,324			163,105
Total	$166,742			$488,474
Coverage ratio	1.42	x		1.29	x

(1)
In March 2016, WES acquired Springfield Pipeline LLC (“Springfield”) from Anadarko. Springfield owns a 50.1% interest in an oil gathering system and a gas gathering system, such interest being referred to as the “Springfield interest.” Financial information has been recast to include the financial position and results attributable to the Springfield interest.

(2)	Includes accretion revisions related to the Deferred purchase price obligation - Anadarko.

(3)	Includes WES’s 75% share of depreciation and amortization; other expense; cash paid for maintenance capital expenditures; and other income attributable to Chipeta.

(4)	Reflects cash distributions of $0.845 and $2.490 per unit declared for the three and nine months ended September 30, 2016, respectively.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Adjusted EBITDA Attributable to Western Gas Partners, LP

WES defines Adjusted EBITDA as net income (loss) attributable to Western Gas Partners, LP, plus distributions from equity investees, non-cash equity-based compensation expense, interest expense, income tax expense, depreciation and amortization, impairments, and other expense (including lower of cost or market inventory adjustments recorded in cost of product), less gain (loss) on divestiture and other, net, income from equity investments, interest income, income tax benefit and other income.

	Three Months Ended September 30,		Nine Months Ended September 30,
thousands	2016	2015 (1)	2016	2015 (1)
Reconciliation of Net income (loss) attributable to Western Gas Partners, LP to Adjusted EBITDA attributable to Western Gas Partners, LP
Net income (loss) attributable to Western Gas Partners, LP	$167,746	$184,137	$448,327	$159,987
Add:
Distributions from equity investees	27,133	25,482	76,263	73,054
Non-cash equity-based compensation expense	1,469	1,148	4,018	3,423
Interest expense	30,768	31,773	75,687	82,337
Income tax expense	472	12,644	7,431	37,160
Depreciation and amortization (2)	66,589	66,714	197,678	202,945
Impairments	2,392	2,335	11,313	276,579
Other expense (2)	40	—	96	—
Less:
Gain (loss) on divestiture and other, net	(6,230)	77,254	(8,769)	77,248
Equity income, net – affiliates	20,294	21,976	56,801	59,137
Interest income – affiliates	4,225	4,225	12,675	12,675
Other income (2)	150	82	272	219
Adjusted EBITDA attributable to Western Gas Partners, LP	$278,170	$220,696	$759,834	$686,206

Reconciliation of Net cash provided by operating activities to Adjusted EBITDA attributable to Western Gas Partners, LP
Net cash provided by (used in) operating activities	$263,872	$224,572	$657,738	$596,893
Interest (income) expense, net	26,543	27,548	63,012	69,662
Uncontributed cash-based compensation awards	290	21	448	166
Accretion and amortization of long-term obligations, net	121	(5,226)	9,176	(12,296)
Current income tax (benefit) expense	131	9,030	5,110	27,164
Other (income) expense, net	(153)	(85)	(224)	(227)
Distributions from equity investments in excess of cumulative earnings – affiliates	5,981	3,871	16,592	12,409
Changes in operating working capital:
Accounts receivable, net	7,866	(22,741)	41,108	18,617
Accounts and imbalance payables and accrued liabilities, net	(26,330)	(13,288)	(24,103)	(17,695)
Other	3,184	(168)	1,445	1,686
Adjusted EBITDA attributable to noncontrolling interest	(3,335)	(2,838)	(10,468)	(10,173)
Adjusted EBITDA attributable to Western Gas Partners, LP	$278,170	$220,696	$759,834	$686,206
Cash flow information of Western Gas Partners, LP
Net cash provided by (used in) operating activities			$657,738	$596,893
Net cash provided by (used in) investing activities			(1,040,692)	(368,651)
Net cash provided by (used in) financing activities			429,368	(222,096)

(1)	Financial information has been recast to include the financial position and results attributable to the Springfield interest.

(2)	Includes WES’s 75% share of depreciation and amortization; other expense; and other income attributable to Chipeta.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Adjusted Gross Margin Attributable to Western Gas Partners, LP

WES defines Adjusted gross margin as total revenues and other, less cost of product and reimbursements for electricity-related expenses recorded as revenue, plus distributions from equity investees and excluding the noncontrolling interest owner’s proportionate share of revenue and cost of product.

	Three Months Ended September 30,		Nine Months Ended September 30,
thousands	2016	2015 (1)	2016	2015 (1)
Reconciliation of Operating income (loss) to Adjusted gross margin attributable to Western Gas Partners, LP
Operating income (loss)	$197,288	$226,432	$527,053	$274,812
Add:
Distributions from equity investees	27,133	25,482	76,263	73,054
Operation and maintenance	74,755	88,722	226,141	242,744
General and administrative	11,382	10,143	33,542	30,632
Property and other taxes	10,670	9,042	33,098	27,908
Depreciation and amortization	67,246	67,367	199,646	204,896
Impairments	2,392	2,335	11,313	276,579
Less:
Gain (loss) on divestiture and other, net	(6,230)	77,254	(8,769)	77,248
Proceeds from business interruption insurance claims	13,667	—	16,270	—
Equity income, net – affiliates	20,294	21,976	56,801	59,137
Reimbursed electricity-related charges recorded as revenues	15,170	15,392	45,707	40,423
Adjusted gross margin attributable to noncontrolling interest	3,984	3,753	12,588	13,222
Adjusted gross margin attributable to Western Gas Partners, LP	$343,981	$311,148	$984,459	$940,595
Adjusted gross margin attributable to Western Gas Partners, LP for natural gas assets	$306,393	$277,407	$877,583	$842,213
Adjusted gross margin for crude/NGL assets	37,588	33,741	106,876	98,382

(1)	Financial information has been recast to include the financial position and results attributable to the Springfield interest.

Western Gas Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
thousands except per-unit amounts	2016	2015 (1)	2016	2015 (1)
Revenues and other
Gathering, processing and transportation	$315,192	$283,029	$910,332	$844,197
Natural gas and natural gas liquids sales	164,036	147,000	379,585	486,874
Other	2,417	2,486	3,533	4,443
Total revenues and other	481,645	432,515	1,293,450	1,335,514
Equity income, net – affiliates	20,294	21,976	56,801	59,137
Operating expenses
Cost of product	145,643	127,704	326,959	414,328
Operation and maintenance	74,755	88,722	226,141	242,744
General and administrative	11,382	10,143	33,542	30,632
Property and other taxes	10,670	9,042	33,098	27,908
Depreciation and amortization	67,246	67,367	199,646	204,896
Impairments	2,392	2,335	11,313	276,579
Total operating expenses	312,088	305,313	830,699	1,197,087
Gain (loss) on divestiture and other, net	(6,230)	77,254	(8,769)	77,248
Proceeds from business interruption insurance claims	13,667	—	16,270	—
Operating income (loss)	197,288	226,432	527,053	274,812
Interest income – affiliates	4,225	4,225	12,675	12,675
Interest expense	(30,768)	(31,773)	(75,687)	(82,337)
Other income (expense), net	153	85	224	227
Income (loss) before income taxes	170,898	198,969	464,265	205,377
Income tax (benefit) expense	472	12,644	7,431	37,160
Net income (loss)	170,426	186,325	456,834	168,217
Net income attributable to noncontrolling interest	2,680	2,188	8,507	8,230
Net income (loss) attributable to Western Gas Partners, LP	$167,746	$184,137	$448,327	$159,987
Limited partners’ interest in net income (loss):
Net income (loss) attributable to Western Gas Partners, LP	$167,746	$184,137	$448,327	$159,987
Pre-acquisition net (income) loss allocated to Anadarko	—	(19,848)	(11,326)	(63,606)
Series A Preferred units interest in net (income) loss	(25,539)	—	(50,989)	—
General partner interest in net (income) loss	(60,551)	(50,267)	(174,332)	(133,415)
Common and Class C limited partners’ interest in net income (loss)	$81,656	$114,022	$211,680	$(37,034)
Net income (loss) per common unit – basic and diluted	$0.54	$0.79	$1.39	$(0.35)
Weighted-average common units outstanding – basic	130,672	128,575	130,112	128,267
Weighted-average common units outstanding – diluted	164,658	139,736	157,107	139,309

(1)	Financial information has been recast to include the financial position and results attributable to the Springfield interest.

Western Gas Partners, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

thousands except number of units	September 30, 2016	December 31, 2015 (1)
Current assets	$367,814	$299,217
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	5,030,894	4,858,779
Other assets	1,842,390	1,883,201
Total assets	$7,501,098	$7,301,197
Current liabilities	$254,385	$235,488
Long-term debt	2,907,395	2,690,651
Asset retirement obligations and other	145,964	268,356
Deferred purchase price obligation – Anadarko	16,425	188,674
Total liabilities	$3,324,169	$3,383,169
Equity and partners’ capital
Series A Preferred units (21,922,831 and zero units issued and outstanding at September 30, 2016, and December 31, 2015, respectively)	$628,548	$—
Common units (130,671,970 and 128,576,965 units issued and outstanding at September 30, 2016, and December 31, 2015, respectively)	2,604,524	2,588,991
Class C units (12,160,424 and 11,411,862 units issued and outstanding at September 30, 2016, and December 31, 2015, respectively)	741,183	710,891
General partner units (2,583,068 units issued and outstanding at September 30, 2016, and December 31, 2015)	138,040	120,164
Net investment by Anadarko	—	430,598
Noncontrolling interest	64,634	67,384
Total liabilities, equity and partners’ capital	$7,501,098	$7,301,197

(1)	Financial information has been recast to include the financial position and results attributable to the Springfield interest.

Western Gas Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30,
thousands	2016	2015 (1)
Cash flows from operating activities
Net income (loss)	$456,834	$168,217
Adjustments to reconcile net income (loss) to net cash provided by operating activities and changes in working capital:
Depreciation and amortization	199,646	204,896
Impairments	11,313	276,579
(Gain) loss on divestiture and other, net	8,769	(77,248)
Change in other items, net	(18,824)	24,449
Net cash provided by (used in) operating activities	$657,738	$596,893
Cash flows from investing activities
Capital expenditures	$(372,725)	$(505,848)
Contributions in aid of construction costs from affiliates	4,927	—
Acquisitions from affiliates	(716,465)	(10,369)
Acquisitions from third parties	—	(3,514)
Investments in equity affiliates	139	(9,052)
Distributions from equity investments in excess of cumulative earnings – affiliates	16,592	12,409
Proceeds from the sale of assets to affiliates	623	700
Proceeds from the sale of assets to third parties	7,819	147,023
Proceeds from property insurance claims	18,398	—
Net cash provided by (used in) investing activities	$(1,040,692)	$(368,651)
Cash flows from financing activities
Borrowings, net of debt issuance costs	$1,094,600	$769,606
Repayments of debt	(880,000)	(610,000)
Increase (decrease) in outstanding checks	(1,070)	(2,435)
Proceeds from the issuance of common units, net of offering expenses	25,000	57,353
Proceeds from the issuance of Series A Preferred units, net of offering expenses	686,937	—
Distributions to unitholders	(490,289)	(398,983)
Distributions to noncontrolling interest owner	(11,257)	(10,150)
Net contributions from (distributions to) Anadarko	(29,335)	(35,403)
Above-market component of swap extensions with Anadarko	34,782	7,916
Net cash provided by (used in) financing activities	$429,368	$(222,096)
Net increase (decrease) in cash and cash equivalents	$46,414	$6,146
Cash and cash equivalents at beginning of period	98,033	67,054
Cash and cash equivalents at end of period	$144,447	$73,200

(1)	Financial information has been recast to include the financial position and results attributable to the Springfield interest.

Western Gas Partners, LP
OPERATING STATISTICS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015 (1)	2016	2015 (1)
Throughput for natural gas assets (MMcf/d)
Gathering, treating and transportation	1,562	1,704	1,556	1,862
Processing	2,448	2,327	2,301	2,351
Equity investment (2)	179	177	178	171
Total throughput for natural gas assets	4,189	4,208	4,035	4,384
Throughput attributable to noncontrolling interest for natural gas assets	119	126	127	149
Total throughput attributable to Western Gas Partners, LP for natural gas assets	4,070	4,082	3,908	4,235
Throughput for crude/NGL assets (MBbls/d)
Gathering, treating and transportation	58	66	59	72
Equity investment (3)	127	125	126	114
Total throughput for crude/NGL assets	185	191	185	186
Adjusted gross margin per Mcf attributable to Western Gas Partners, LP for natural gas assets (4)	$0.82	$0.74	$0.82	$0.73
Adjusted gross margin per Bbl for crude/NGL assets (5)	2.20	1.92	2.10	1.94

(1)	Throughput and adjusted gross margin have been recast to include results attributable to the Springfield interest.

(2)	Represents WES’s 14.81% share of average Fort Union throughput and 22% share of average Rendezvous throughput.

(3)
Represents WES’s 10% share of average White Cliffs throughput, WES’s 25% share of average Mont Belvieu JV throughput, WES’s 20% share of average TEG and TEP throughput, and WES’s 33.33% share of average FRP throughput.

(4)
Average for period. Calculated as Adjusted gross margin attributable to Western Gas Partners, LP for natural gas assets (total revenues and other for natural gas assets, less reimbursements for electricity-related expenses recorded as revenue and cost of product for natural gas assets, plus distributions from WES’s equity investments in Fort Union and Rendezvous, and excluding the noncontrolling interest owner’s proportionate share of revenue and cost of product), divided by total throughput (MMcf/d) attributable to Western Gas Partners, LP for natural gas assets.

(5)
Average for period. Calculated as Adjusted gross margin for crude/NGL assets (total revenues and other for crude/NGL assets, less reimbursements for electricity-related expenses recorded as revenue and cost of product for crude/NGL assets, plus distributions from WES’s equity investments in White Cliffs, the Mont Belvieu JV, TEG, TEP and FRP), divided by total throughput (MBbls/d) for crude/NGL assets.

Western Gas Equity Partners, LP
CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
(Unaudited)

thousands except per-unit amount and Coverage ratio	Three Months Ended September 30, 2016
Distributions declared by Western Gas Partners, LP:
General partner interest	$3,232
Incentive distribution rights	53,092
Common units held by WGP	42,362
Less:
Public company general and administrative expense	730
Interest expense	534
Cash available for distribution	$97,422
Declared distribution per common unit	$0.44750
Distributions declared by Western Gas Equity Partners, LP	$97,968
Coverage ratio	0.99	x

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
thousands except per-unit amounts	2016	2015 (1)	2016	2015 (1)
Revenues and other
Gathering, processing and transportation	$315,192	$283,029	$910,332	$844,197
Natural gas and natural gas liquids sales	164,036	147,000	379,585	486,874
Other	2,417	2,486	3,533	4,443
Total revenues and other	481,645	432,515	1,293,450	1,335,514
Equity income, net – affiliates	20,294	21,976	56,801	59,137
Operating expenses
Cost of product	145,643	127,704	326,959	414,328
Operation and maintenance	74,755	88,722	226,141	242,744
General and administrative	12,112	10,884	36,514	32,983
Property and other taxes	10,670	9,054	33,113	27,946
Depreciation and amortization	67,246	67,367	199,646	204,896
Impairments	2,392	2,335	11,313	276,579
Total operating expenses	312,818	306,066	833,686	1,199,476
Gain (loss) on divestiture and other, net	(6,230)	77,254	(8,769)	77,248
Proceeds from business interruption insurance claims	13,667	—	16,270	—
Operating income (loss)	196,558	225,679	524,066	272,423
Interest income – affiliates	4,225	4,225	12,675	12,675
Interest expense	(31,301)	(31,773)	(76,869)	(82,339)
Other income (expense), net	165	96	270	256
Income (loss) before income taxes	169,647	198,227	460,142	203,015
Income tax (benefit) expense	472	12,644	7,431	37,160
Net income (loss)	169,175	185,583	452,711	165,855
Net income (loss) attributable to noncontrolling interests	77,778	76,364	190,635	(14,643)
Net income (loss) attributable to Western Gas Equity Partners, LP	$91,397	$109,219	$262,076	$180,498
Limited partners’ interest in net income (loss):
Net income (loss) attributable to Western Gas Equity Partners, LP	$91,397	$109,219	$262,076	$180,498
Pre-acquisition net (income) loss allocated to Anadarko	—	(19,848)	(11,326)	(63,606)
Limited partners’ interest in net income (loss)	$91,397	$89,371	$250,750	$116,892
Net income (loss) per common unit – basic and diluted	$0.42	$0.41	$1.15	$0.53
Weighted-average common units outstanding – basic and diluted	218,922	218,914	218,921	218,912

(1)	Financial information has been recast to include the financial position and results attributable to the Springfield interest.

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

thousands except number of units	September 30, 2016	December 31, 2015 (1)
Current assets	$369,750	$301,364
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	5,030,894	4,858,779
Other assets	1,844,055	1,883,201
Total assets	$7,504,699	$7,303,344
Current liabilities	$254,585	$235,565
Long-term debt	2,935,395	2,690,651
Asset retirement obligations and other	145,964	268,356
Deferred purchase price obligation – Anadarko	16,425	188,674
Total liabilities	$3,352,369	$3,383,246
Equity and partners’ capital
Common units (218,922,303 and 218,919,380 units issued and outstanding at September 30, 2016, and December 31, 2015, respectively)	$1,071,185	$1,060,842
Net investment by Anadarko	—	430,598
Noncontrolling interests	3,081,145	2,428,658
Total liabilities, equity and partners’ capital	$7,504,699	$7,303,344

(1)	Financial information has been recast to include the financial position and results attributable to the Springfield interest.

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30,
thousands	2016	2015 (1)
Cash flows from operating activities
Net income (loss)	$452,711	$165,855
Adjustments to reconcile net income (loss) to net cash provided by operating activities and changes in working capital:
Depreciation and amortization	199,646	204,896
Impairments	11,313	276,579
(Gain) loss on divestiture and other, net	8,769	(77,248)
Change in other items, net	(17,739)	25,214
Net cash provided by (used in) operating activities	$654,700	$595,296
Cash flows from investing activities
Capital expenditures	$(372,725)	$(505,848)
Contributions in aid of construction costs from affiliates	4,927	—
Acquisitions from affiliates	(716,465)	(10,369)
Acquisitions from third parties	—	(3,514)
Investments in equity affiliates	139	(9,052)
Distributions from equity investments in excess of cumulative earnings – affiliates	16,592	12,409
Proceeds from the sale of assets to affiliates	623	700
Proceeds from the sale of assets to third parties	7,819	147,023
Proceeds from property insurance claims	18,398	—
Net cash provided by (used in) investing activities	$(1,040,692)	$(368,651)
Cash flows from financing activities
Borrowings, net of debt issuance costs	$1,120,580	$769,606
Repayments of debt	(880,000)	(611,150)
Increase (decrease) in outstanding checks	(1,070)	(2,435)
Proceeds from the issuance of WES common units, net of offering expenses	—	57,353
Proceeds from the issuance of WES Series A Preferred units, net of offering expenses	686,937	—
Distributions to WGP unitholders	(276,114)	(223,016)
Distributions to Chipeta noncontrolling interest owner	(11,257)	(10,150)
Distributions to noncontrolling interest owners of WES	(211,877)	(171,737)
Net contributions from (distributions to) Anadarko	(29,335)	(35,403)
Above-market component of swap extensions with Anadarko	34,782	7,916
Net cash provided by (used in) financing activities	$432,646	$(219,016)
Net increase (decrease) in cash and cash equivalents	$46,654	$7,629
Cash and cash equivalents at beginning of period	99,694	67,213
Cash and cash equivalents at end of period	$146,348	$74,842

(1)	Financial information has been recast to include the financial position and results attributable to the Springfield interest.